Series Number: 1
For period ending 7/31/14

48)	Investor, A, C & R
0.20%

Institutional
0.00%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           11,865
Institutional Class                                                      4,629
2. Dividends for a second class of open-end company shares
A Class                                           5,633
C Class                                           48
R Class                                           1,904

73A)           1. Dividends from net investment income
Investor Class                                                      $0.2776
Institutional Class                                           $0.3051
2. Dividends for a second class of open-end company shares
A Class                                           $0.2432
C Class                                           $0.1401
R Class                                           $0.2089

74U)    1. Number of shares outstanding (000's omitted)
Investor Class                                                      43,330
Institutional Class                                           16,906
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                           22,335
C Class                                           346
R Class                                           9,289

74V)    1. Net asset value per share (to nearest cent)
Investor Class                                                      $13.81
Institutional Class                                           $13.84
2. Net asset value per share of a second class of open-end company shares (tonearest cent)
A Class                                           $13.79
C Class                                           $13.76
R Class                                           $13.78

Series Number: 2
For period ending 7/31/14

48)	Investor, A, C & R
0.20%

Institutional
      0.00%

72DD)   1. Total income dividends for which record date passed during the period
                      Investor Class                                                      19,078
                                Institutional Class                                           8,116
2. Dividends for a second class of open-end company shares
A Class                                           9,556
C Class                                           73
R Class                                           3,061

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.3012
                                 Institutional Class                                           $0.3300
           2. Dividends for a second class of open-end company shares
                                A Class                                           $0.2651
C Class                                            $0.1570
R Class                                           $0.2291

74U)    1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      68,130
                      Institutional Class                                                      29,108
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           36,304
                                C Class                                            492
R Class                                            14,463

74V)    1. Net asset value per share (to nearest cent)
                      Investor Class                                           $14.57
                      Institutional Class                                           $14.58
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $14.55
                                C Class                                            $14.52
R Class                                            $14.52

Series Number: 3
For period ending 7/31/14

48)	Investor, A, C & R
0.20%

Institutional
      0.00%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           14,670
                                Institutional Class                                           6,523
           2. Dividends for a second class of open-end company shares
                                A Class                                           7,837
C Class                                           46
                                R Class                                            2,755

73A)           1. Dividends from net investment income
                                Investor Class                                                      $0.3354
                                 Institutional Class                                           $0.3663
           2. Dividends for a second class of open-end company shares
                                A Class                                           $0.2968
C Class                                            $0.1809
R Class                                           $0.2582

74U)    1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      48,466
                      Institutional Class                                                      20,676
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           27,296
                                C Class                                            295
R Class                                            11,707

74V)    1. Net asset value per share (to nearest cent)
                      Investor Class                                           $15.60
                      Institutional Class                                           $15.62
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $15.58
                                C Class                                            $15.53
R Class                                            $15.56

Series Number: 4
For period ending 7/31/14

48)	Investor, A, C & R
0.20%

Institutional
      0.00%

72DD)                        1. Total income dividends for which record date passed during the period
                      Investor Class                                           10,137
                                Institutional Class                                                      5,633
              2. Dividends for a second class of open-end company shares
                                A Class                                           5,409
C Class                                           18
                                R Class                                            1,837

73A)           1. Dividends from net investment income
                                Investor Class                                                      $0.3627
                      Institutional Class                                           $0.3948
           2. Dividends for a second class of open-end company shares
                                A Class                                           $0.3227
C Class                                            $0.2025
R Class                                           $0.2826

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      32,305
                      Institutional Class                                                      17,350
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           17,520
                                C Class                                            123
R Class                                            7,259

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $16.22
                      Institutional Class                                           $16.24
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $16.19
                                C Class                                            $16.15
R Class                                            $16.17

Series Number: 5
For period ending 7/31/14

48)	Investor, A, C & R
0.20%

Institutional
      0.00%

72DD)                        1. Total income dividends for which record date passed during the period
                      Investor Class                                           4,975
                        Institutional Class                                                                2,595
              2. Dividends for a second class of open-end company shares
                        A Class                                                                 2,370
C Class                                           28
                                R Class                                           1,221

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.2677
                                 Institutional Class                                           $0.2932
           2. Dividends for a second class of open-end company shares
                                A Class                                           $0.2357
C Class                                            $0.1618
R Class                                           $0.2037

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      19,596
                      Institutional Class                                                      10,011
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           10,749
                                C Class                                            198
R Class                                            7,763

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $13.02
                      Institutional Class                                           $13.03
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $13.02
                                C Class                                            $13.00
R Class                                            $13.00

Series Number: 11
For period ending 7/31/14

48)	Investor, A, C & R
0.20%

Institutional
      0.00%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           9,819
                                Institutional Class                                                      5,571
           2. Dividends for a second class of open-end company shares
                      A Class                                           5,275
C Class                                           78
                                R Class                                                      1,789

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.2388
                                 Institutional Class                                           $0.2631
           2. Dividends for a second class of open-end company shares
                                A Class                                           $0.2086
C Class                                            $0.1177
R Class                                           $0.1783

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      44,796
                      Institutional Class                                                      25,297
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           27,312
                                C Class                                            879
R Class                                            11,520

74V)    1. Net asset value per share (to nearest cent)
                      Investor Class                                           $12.26
                      Institutional Class                                           $12.27
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $12.23
                                C Class                                            $12.22
R Class                                            $12.22

Series Number: 12
For period ending 7/31/14

48)	Investor, A, C & R
0.20%

Institutional
      0.00%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           9,331
                                Institutional Class                                                      5,817
           2. Dividends for a second class of open-end company shares
                                A Class                                           5,668
C Class                                           43
                                R Class                                           1,894

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.2524
                      Institutional Class                                           $0.2770
           2. Dividends for a second class of open-end company shares
                                A Class                                           $0.2216
C Class                                            $0.1295
R Class                                           $0.1909

74U)    1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      41,192
                      Institutional Class                                                      25,780
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           28,661
                        C Class                                                                 359
R Class                                            10,872

74V)    1. Net asset value per share (to nearest cent)
                      Investor Class                                           $12.44
                      Institutional Class                                           $12.44
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $12.41
                                C Class                                            $12.39
R Class                                            $12.39

Series Number: 13
For period ending 7/31/14

48)	Investor, A, C & R
0.20%

Institutional
      0.00%

72DD)                      1. Total income dividends for which record date passed during the period
Investor Class                                                      7,497
Institutional Class                                           4,691
2. Dividends for a second class of open-end company shares
A Class                                           4,005
C Class                                           33
R Class                                           1,267

73A)           1. Dividends from net investment income
Investor Class                                                      $0.2764
Institutional Class                                           $0.3018
2. Dividends for a second class of open-end company shares
A Class                                           $0.2447
C Class                                           $0.1495
R Class                                           $0.2130

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                                      30,494
Institutional Class                                           18,948
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                           17,970
C Class                                           230
R Class                                           7,385

74V)           1. Net asset value per share (to nearest cent)
Investor Class                                                      $12.86
Institutional Class                                           $12.87
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
A Class                                           $12.84
C Class                                           $12.80
R Class                                           $12.82

Series Number: 14
For period ending 7/31/14

48)	Investor, A, C & R
0.20%

Institutional
      0.00%

72DD)                      1. Total income dividends for which record date passed during the period
Investor Class                                                      3,797
Institutional Class                                           2,661
2. Dividends for a second class of open-end company shares
A Class                                           2,177
C Class                                           28
R Class                                           688

73A)           1. Dividends from net investment income
Investor Class                                                      $0.2820
Institutional Class                                           $0.3073
2. Dividends for a second class of open-end company shares
A Class                                           $0.2503
C Class                                           $0.1554
R Class                                           $0.2187

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                                      16,723
Institutional Class                                           10,540
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                           10,269
C Class                                           155
R Class                                           3,728

74V)           1. Net asset value per share (to nearest cent)
Investor Class                                                      $12.85
Institutional Class                                           $12.87
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
A Class                                           $12.83
C Class                                           $12.80
R Class                                           $12.81

Series Number: 15
For period ending 7/31/14

48)	Investor, A, C & R
0.20%

Institutional
      0.00%

72DD)                      1. Total income dividends for which record date passed during the period
Investor Class                                                      527
Institutional Class                                           460
2. Dividends for a second class of open-end company shares
A Class                                           404
C Class                                           3
R Class                                           162

73A)           1. Dividends from net investment income
Investor Class                                                      $0.2758
Institutional Class                                           $0.3017
2. Dividends for a second class of open-end company shares
A Class                                           $0.2434
C Class                                           $0.1463
R Class                                           $0.2110

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                                      2,524
Institutional Class                                           3,262
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                           2,410
C Class                                           33
R Class                                           1,062

74V)           1. Net asset value per share (to nearest cent)
Investor Class                                                      $13.22
Institutional Class                                           $13.23
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
A Class                                           $13.19
C Class                                           $13.14
R Class                                           $13.18